Sales Revenue	12 Months Ended
Dec. 31, 2021
Disclosure of sales revenue [Abstract]
SALES REVENUE	SALES REVENUE
28.1. Accounting policies
28.1.1 Passenger, cargo and auxiliary service revenue
Passenger revenue is recognized when air transportation is actually provided. Tickets sold but not yet flown are recorded as air traffic liability, representing deferred revenue from tickets sold to be flown on a future date, net of breakage revenue estimate.
Breakage revenue consists of calculating, on a historical basis, tickets issued that will expire due to non-use, that is, passengers who have purchased tickets and are very likely not to use them. For the purposes of recognizing this revenue, the average periods for providing air transport services are also considered, and these assumptions are included in a statistical model that determines the estimate of the breakage rate to be adopted. At least annually, the calculations and the statistical model are reviewed in order to reflect and capture changes in customer behavior regarding ticket expiration.
Other revenues that include charter services, flight rescheduling fees, baggage dispatch and other additional services are recognized along with the primary passenger transport obligation.
28.1.2 Frequent-flyer program revenue – TudoAzul
Under the “TudoAzul” program, customers accrue points based on the amount spent on tickets flown. The amount of points earned depends on TudoAzul membership category, market, fare class and other factors, including promotional campaigns.
Through historical data, the Company estimates the points that will expire without being used and recognizes the corresponding revenue in the issue of the point (breakage) considering the average exchange term. With some exceptions, points generally expire two years after the date earned regardless of activity in the program member's account.
Upon the sale of a ticket, the Company recognizes a portion of ticket sales as revenue when the transportation service occurs and defers a portion corresponding to the points earned under the TudoAzul Program, in accordance with IFRS 15 – Revenue from Contracts with Customers.
The Company determines the estimated selling price of the air transportation and points as if each element had been sold on a separate basis and was therefore based on the stand-alone selling price.
The Company also sells frequent-flyer program points to customers and partners, including credit card companies, financial institutions and retail companies. The related revenue is deferred and recognized as passenger transport revenue when the points are redeemed and the related transport service occurs, based on the weighted average price of the points sold.
Points awarded or sold and not used are recorded in “Air traffic liability”.
28.2 Breakdown of sales revenue

	Years ended December 31,
Description	2021	2020	2019

Revenue
Passenger revenue	9,101,576	5,197,272	11,198,595
Cargo transport and other revenue	1,301,090	799,222	604,297
Gross revenue	10,402,666	5,996,494	11,802,882
Taxes levied
Passenger revenue	(290,532)	(157,665)	(290,696)
Cargo transport and other revenue	(136,405)	(94,703)	(69,869)
Total taxes	(426,937)	(252,368)	(360,565)
Net revenue	9,975,729	5,744,126	11,442,317
Revenues by geographical location are as follows:

	Years ended December 31,
Description	2021	2020	2019

Domestic revenue	8,849,486	4,759,257	9,195,535
Foreign revenue	1,126,243	984,869	2,246,782
Net revenue	9,975,729	5,744,126	11,442,317